EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is intended to accompany Healthcare Investors of America, Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ending March 31, 2004 with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I James R. Sellers, hereby certify in my capacity as the Acting Chief Financial Officer of the Company, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: May 14, 2004                               /s/ James R. Sellers
                                                 -------------------------------
                                                 James R. Sellers
                                                 Acting Chief Financial Officer